EXHIBIT 1


                             UNDERWRITING AGREEMENT


                               Owens & Minor, Inc.

                                  $150,000,000

                   _______% Senior Subordinated Notes due 2006


                                                    __________, 1996


J.P. MORGAN SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
NATIONSBANC CAPITAL MARKETS, INC.
WHEAT FIRST BUTCHER SINGER
  c/o J.P. Morgan Securities Inc.
  60 Wall Street
  New York, New York  10260

Ladies and Gentlemen:

                  Owens & Minor, Inc., a Virginia corporation (the "Company"), proposes to issue and sell to the underwriters listed in Schedule I hereto (collectively, the "Underwriters") $150,000,000 aggregate principal amount of its ________% Senior Subordinated Notes due 2006 (the "Notes"). The Notes will be issued pursuant to the provisions of an Indenture to be dated as of ____________, 1996 (the "Indenture") among the Company, the Guarantors (as hereinafter defined) and Crestar Bank, as Trustee (the "Trustee"). The Notes will be unconditionally guaranteed, jointly and severally, on a senior subordinated unsecured basis by each of Owens & Minor Medical, Inc., a Virginia corporation; National Medical Supply Corporation, a Delaware corporation; Owens & Minor West, Inc., a California corporation; Koley's Medical Supply, Inc., a Nebraska corporation; Lyons Physician Supply Company, an Ohio corporation; A. Kuhlman & Company, a Michigan corporation; and Stuart Medical, Inc., a Pennsylvania corporation (each a "Guarantor" and collectively the "Guarantors"). Such guarantees are hereinafter referred to as the "Guarantees," and the Notes and the Guarantees are hereinafter referred to as the "Securities." The Company and the Guarantors are collectively referred to herein as the "Registrants."

                  The Registrants have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3 (File No. 33-________), including a prospectus, relating to the Securities. The registration statement as amended at the time when it shall become effective, or, if post-effective amendments are filed with respect thereto, as amended by such post-effective amendments at the time of their effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, together with any related registration statement filed with the Commission for registration of a portion of the Securities which registration statement becomes effective pursuant to Rule 462(b) under the Securities Act, is hereinafter referred to as the "Registration Statement," and the prospectus in the form first used to confirm sales of Securities is hereinafter referred to as the "Prospectus." Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), that are deemed to be incorporated by reference therein.

                  The Company hereby agrees with each Underwriter as follows:

                  1. The Company hereby agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule I hereto at a price equal to _______% of their principal amount.

                  2.       The Company understands that the Underwriters intend
(i) to make a public offering of the Securities as soon as they deem advisable after the Registration Statement and this Agreement have become effective and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust

Indenture Act") and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

                  3. Payment for the Securities shall be made to the Company or to its order by certified or official bank check or checks payable in New York Clearing House or other next day funds
(unless the Company requests payment in same day funds, in which event such payment shall be made by wire transfer of same day funds net of the Underwriters' costs associated with the payment in same day funds for the Securities) at the office of Cahill Gordon &
Reindel, 80 Pine Street, New York, New York at 10:00 A.M., New York
City time, on ________, 1996, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Underwriters and the Company may agree upon in writing. The time and date of such payment for the Securities are referred to herein as the "Closing Date." As used herein, the term "Business
Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

                  Payment for the Securities to be purchased on the Closing Date shall be made against delivery to the Underwriters of the certificates for the Securities to be purchased on such date registered in such names and in such denominations as the Underwriters shall request in writing not later than two full
Business Days prior to the Closing Date, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by the Company. The certificates for the Securities will be made available for inspection and packaging by the Underwriters in New York, New York not later than 1:00 P.M.,
New York City time, on the Business Day prior to the Closing Date.

                  4. Each of the Registrants, jointly and severally, represents and warrants to each of the Underwriters that:

                  (a) no order preventing or suspending the use of any preliminary prospectus filed as part of the Registration
         Statement has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement, as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities
         Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to any Registrant in writing by such Underwriter expressly for use therein;

                  (b) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of any Registrant, threatened by the Commission; and the Registration Statement and the Prospectus (as amended or supplemented if the Registrants shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act and do not, and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented at the Closing Date, will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to any Registrant in writing by such Underwriter expressly for use therein or to the Statement of Eligibility on Form T-1 of the Trustee under the Trust Indenture Act filed as an exhibit to the Registration Statement;

                  (c) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading;
         and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (d) the audited financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries and the results of their operations and the changes in their consolidated cash flows as of the dates and for the periods indicated, and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and the financial statement schedules included or incorporated by reference in the Registration
         Statement include all the information required to be stated therein; the summary and selected financial and statistical data included in the Registration Statement and the Prospectus present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included or incorporated by reference therein, except as otherwise stated therein; and KPMG Peat
         Marwick LLP, whose report on the audited financial statements included in the Registration Statement and the Prospectus appears in the Prospectus, are independent accountants as required by the Securities Act;

                  (e) the Company has no subsidiaries other than those subsidiaries (the "Subsidiaries") listed on Exhibit 21 to the Registration Statement and all the Subsidiaries, other than O&M Funding Corp., a Virginia corporation, are Guarantors; the Company owns, directly or indirectly, free and clear of any mortgage, pledge, security interest, lien, claim or other encumbrance, all of the outstanding capital stock of the Subsidiaries; all of the outstanding capital stock of the Subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable;

                  (f) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (A) any change in the Company's issued capital stock, warrants or options, except pursuant to the exercise of such options or warrants or pursuant to the issuance of the Company's common stock under the Company's stock purchase plan, savings plan or dividend reinvestment plan, or (B) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, business, prospects, financial position, shareholder's equity or results of operations of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Change"), otherwise than as set forth or contemplated in the Prospectus;

                  (g) since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed or contemplated therein, (i) there have been no transactions entered into by the Company or by any of the Subsidiaries, including those entered into in the ordinary course of business, which are material to the Company and the Subsidiaries taken as a whole; and (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock other than normal quarterly dividends declared or paid on the Company's capital stock consistent with past practice;

                  (h) each of the Company and the Subsidiaries has been duly incorporated under the laws of its jurisdiction of incorporation; each of the Company and the Subsidiaries is a validly existing corporation in good standing under the laws of its jurisdiction of incorporation, with full power and corporate authority to own, lease and operate its properties and conduct its business as described in the Registration
         Statement and the Prospectus and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, prospects, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole (a "Material
         Adverse Effect");

                  (i) this Agreement has been duly authorized, executed and delivered by each of the Registrants;

                  (j) the execution and delivery of the Indenture has been duly and validly authorized by the Company and each of the Guarantors and the Indenture has been qualified under the Trust Indenture Act and, when executed and delivered by the Company and each of the Guarantors (assuming due authorization, execution and delivery thereof by the Trustee), the Indenture will constitute a legal, valid and binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought; and the Securities (including the Guarantees) and the Indenture conform in all material respects to the descriptions thereof in the Prospectus;

                  (k) the Notes have been duly authorized by the Company and the Guarantees have been duly authorized by each of the Guarantors and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters, the Notes will constitute legal, valid and binding obligations of the Company and the Guarantees will constitute legal, valid and binding obligations of each Guarantor, in each case enforceable in accordance with their terms, except that the enforcement thereof may be subject to
         (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought;

                  (l) the agreements, documents and instruments relating to the New Senior Credit Facility (as defined in the Prospectus), (collectively, the "Credit Documents"), when executed and delivered by the Company and the Subsidiaries party thereto (A) will constitute legal, valid and binding agreements of the Company and such Subsidiaries, enforceable against the Company and each such Subsidiary in accordance with their respective terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) will be in substantially the form thereof provided to the Underwriters prior to the date of the Prospectus; as of the Closing Date the Credit Documents will be in effect on the terms described in the Prospectus; and the description in the Prospectus of the Credit Documents is accurate and complete in all material respects;

                  (m) the agreements, documents and instruments executed and delivered in connection with the Receivables Financing (as defined in the Prospectus), as amended and in effect as of the date of the Prospectus (collectively, the "Receivables
         Documents"), constitute legal, valid and binding agreements of the Company and each of the Subsidiaries a party thereto enforceable against the Company and each such Subsidiary in accordance with their respective terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought; except as described in the Prospectus, as of the Closing Date the Receivables Documents will be in effect on the terms described in the Prospectus; and the description in the Prospectus of the Receivables Documents is accurate and complete in all material respects;

                  (n) the execution and delivery by the Company and each of the Guarantors of, and the performance by the Company and each of the Guarantors of all of the provisions of their respective obligations under, this Agreement, the Indenture and the Securities (including the Guarantees) and the consummation by the Company and each of the Guarantors of the transactions herein and therein contemplated and as set forth under "Use of Proceeds and Refinancing" in the Prospectus (i) have been duly authorized by all necessary corporate action on the part of the Company and each of the Guarantors, (ii) do not and will not result in any violation of the Articles of Incorporation or the By-laws of the Company or any Subsidiary,
         (iii) do not and will not result in any right to terminate, or automatic termination of, commitments to purchase receivables under the Receivables Documents and (iv) do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or of any Subsidiary under, (A) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement or other agreement or instrument to which the Company or any such Subsidiary is a party or by which any of them may be bound or to which any of their respective properties or assets may be subject, except for any breach, violation or default that individually or in the aggregate could not reasonably be expected to have a Material Adverse
         Effect, (B) any applicable law or statute, rule or regulation
         (other than the securities or Blue Sky laws of the various states of the United States of America), except for violations that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect or (C) any judgment, order or decree of any government, governmental instrumentality, agency, body or court, domestic or foreign, having jurisdiction over the Company or any such Subsidiary or any of their respective properties or assets;

                  (o) the Company and each of the Subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or the Subsidiaries;

                  (p) no authorization, approval, consent, order, registration, qualification or license of, or filing with, any government, governmental instrumentality, agency, body or court, domestic or foreign, or third party (other than as have been or, if the Registration Statement has not been declared effective, will be prior to the Closing Date obtained under the Securities Act or the Trust Indenture Act or as may be required under the securities or Blue Sky laws of the various states of the United States of America) is required for the valid authorization, issuance, sale and delivery of the Securities (including the Guarantees), or the performance by the Company or any Guarantor of all of its obligations under this Agreement, the Indenture and the Securities (including the Guarantees), or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture or the "Use of Proceeds and Refinancing" section of the Prospectus;

                  (q)      neither the Company nor any of the Subsidiaries
         (i) is in violation of its Articles of Incorporation (or other applicable charter document) or By-Laws or (ii) is in breach or violation of any of the terms or provisions of, or with the giving of notice or lapse of time, or both, would be in default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement, or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them may be bound or to which any of their properties or assets may be subject, except for such violations or defaults that would not, individually or in the aggregate, have a Material Adverse
         Effect; no event has occurred which gives rise to the right to terminate, or results in the automatic termination of, the commitments to purchase receivables under the Receivables Documents;

                  (r) other than as set forth in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of any Registrant, threatened to which the Company or any of the Subsidiaries is or may be a party or to which any property of the Company or any of the Subsidiaries is or may be the subject which, if determined adversely to the Company or any of the Subsidiaries, could individually or in the aggregate be expected to have a Material Adverse Effect and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (s) each of the Company and the Subsidiaries owns, possesses or has obtained all material licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies) and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof and each of them is in full force and effect, except in each case where the failure to obtain licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus and except, in each case, where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect; and the Company and each of the Subsidiaries are in compliance with all laws and regulations relating to the conduct of their respective businesses as conducted as of the date hereof, except where noncompliance with such laws or regulations would not, individually or in the aggregate, have a Material Adverse Effect;

                  (t) no person has the right to require the Company to register any securities for offering and sale under the

         Securities Act by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Securities;

                  (u) all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable;

                  (v) except as disclosed in the Prospectus, there are no labor disputes or negotiations with employees of the Company or any of the Subsidiaries which could have, individually or in the aggregate, a Material Adverse Effect;

                  (w) the Company and the Subsidiaries are in compliance with, and not subject to any liability under, the common law and all applicable federal, state, local and foreign laws, regulations, rules, codes, ordinances, directives, and orders relating to pollution or to protection of public or employee health or safety or to the environment, including, without limitation, those that relate to any Hazardous Material (as hereinafter defined) ("Environmental Laws"), except, in each case, where noncompliance or liability, individually or in the aggregate, would not be reasonably likely to have a Material
         Adverse Effect. The term "Hazardous Material" means any pollutant, contaminant or waste, or any hazardous, dangerous, or toxic chemical, material, waste, substance or constituent subject to regulation under any Environmental Law;

                  (x) the fair salable value of the assets of each of the Company and the Guarantors (collectively the "Material
         Registrants") exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they mature;
         the assets of each of the Material Registrants do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted; each Registrant does not intend to, and does not believe that it will, incur debts beyond its ability to pay such debts as they mature; upon the issuance of the Securities, the fair salable value of the assets of each of the Material Registrants will exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they mature; and upon the issuance of the Securities, the assets of each of the Material
         Registrants will not constitute unreasonably small capital to carry out its business as now conducted or as proposed to be conducted;

                  (y) the Company and the Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith, except where the failure to file individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect; and, except as disclosed in the Registration Statement and the Prospectus, there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company or any Subsidiary which, individually or in the aggregate, could have a Material Adverse Effect; and

                  (z) the statistical market share data and other information included or incorporated by reference in the Registration Statement and the Prospectus with respect to the size of, and the Company's relative position in, the markets in which it competes have been derived from sources which the Company believes to be reliable, reasonable and accurate.

                  5. The Registrants, jointly and severally, covenant and agree with each Underwriter as follows:

                  (a) to use their respective best efforts to cause the Registration Statement to become effective (if the Registration Statement shall not have been declared effective prior to the execution hereof) at the earliest possible time and, if required, to file the Prospectus with the Commission in the manner and within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act;

                  (b)      to deliver, at the expense of the Registrants,
         (i) one signed and three conformed copies of the Registration Statement (as originally filed) and each amendment thereto, including exhibits and documents incorporated by reference therein, to the Underwriters, and (ii) during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Underwriters may reasonably request;

                  (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Underwriters and their counsel a copy of the proposed amendment or supplement for review within a reasonable time prior to the proposed filing thereof and not to file any such proposed amendment or supplement to which the Underwriters or their counsel reasonably object by prompt notice to the Company;

                  (d) to advise the Underwriters promptly, and to deliver any written communication from the Commission or any state securities commission, (i) when the Registration Statement shall become effective, (ii) when any amendment to the Registration Statement shall have become effective, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and (v) of the receipt by any Registrant of any notification with respect to any suspension of the qualification of the Securities
         (including any Guarantee) for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use their respective best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain promptly the withdrawal thereof;

                  (e) if, during such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or any dealer, any event shall occur which is known to any of the Registrants or information shall become known to any of the Registrants in any such case as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances at the time the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to, at the sole expense of the Registrants, prepare and, subject to Section 5(c) above, file with the Commission, and furnish to the Underwriters and to the dealers
         (whose names and addresses the Underwriters will furnish to the Registrants) to which Securities may have been sold by the Underwriters and to any other dealers upon request such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances at the time the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law; provided that all expenses with respect to any amendment of or supplement to the Prospectus required to correct a misleading statement made therein in reliance upon and in conformity with information relating to an Underwriter furnished to any Registrant in writing by such Underwriter expressly for use therein shall be borne by such Underwriter;

                  (f) (i) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and (ii) to pay all fees and expenses (including fees and disbursements of counsel for the Underwriters) incurred in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Underwriters may designate; provided that no Registrant shall be required to file a general consent to service of process in any jurisdiction in which it would not otherwise be required to do so;

                  (g) to make generally available to the Registrants' security holders, and to the Underwriters as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Registrants occurring after the effective date of the Registration Statement which shall satisfy the provisions of
         Section 11(a) of the Securities Act and Rule 158 of the
         Commission promulgated thereunder;

                  (h) so long as the Securities are outstanding, to furnish to the Underwriters copies of all reports or other communications (financial or other) required to be furnished to holders of the Securities, and copies of any reports and financial statements required to be furnished to or filed with the Commission or any national securities exchange;

                  (i) to pay all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities (including any expenses of the Trustee and the Trustee's counsel),
         (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto),
         (iii) incurred in connection with the registration or qualification of the Securities and Guarantees under the laws of such jurisdictions as the Underwriters may designate (including fees and disbursements of Cahill Gordon & Reindel, counsel for the Underwriters, in connection with such registration or qualification), (iv) relating to any filing with, and determination of the fairness of the underwriting terms and arrangements by, the National Association of Securities Dealers, Inc. in connection with the offering of the Securities and Guarantees, (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, all other agreements relating to underwriting arrangements, the Preliminary and Supplemental Blue Sky Memorandum and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, and (vi) payable to rating agencies in connection with the rating of the Securities;

                  (j) to use the net proceeds of the offering of Securities as set forth in the Registration Statement and the Prospectus under the caption "Use of Proceeds and Refinancing";

                  (k) during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act in connection with sales (including resales) of the Securities, to file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time period required by the Exchange Act and the Exchange
         Act Regulations; and

                  (l) The Prospectus shall be furnished to not more than three locations in New York City (A) on or prior to 2:00 P.M., New York time, on the business day following the execution and delivery of this Agreement if the Closing Date is three business days after the date of execution and delivery of this Agreement or (B) on or prior to 6:00 P.M., New York time, on the business day following the execution and delivery of this Agreement if the Closing Date is four business days after the execution and delivery of this Agreement.

                  6. The several obligations of the Underwriters hereunder to purchase the Securities are subject to the performance by the Registrants of their obligations hereunder and to the following additional conditions:

                  (a) if the Registration Statement has not been declared effective prior to the execution and delivery hereof, the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and any requests for additional information shall have been complied with to the satisfaction of the Underwriters;

                  (b) each of the representations and warranties of the Registrants contained herein shall be true and correct on and as of the Closing Date as if made on and as of the Closing
         Date, and the Registrants shall have complied with all agreements and all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

                  (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement in the rating accorded any securities of or guaranteed by any of the Registrants by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities
         Act, the effect of which in the sole judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

                  (d) since the respective dates as of which information is given in the Prospectus, there shall not have been or become known any Material Adverse Change, otherwise than as set forth in the Prospectus, the effect of which in the sole judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

                  (e) the Underwriters shall have received on and as of the Closing Date a certificate, addressed to the Underwriters and dated the Closing Date, of an executive officer of the Company satisfactory to the Underwriters to the effect set forth in subsections (a) through (c) of this Section 6;

                  (f) the Underwriters shall have received on the Closing Date a signed opinion of Hunton & Williams, counsel for the

         Company in form and substance satisfactory to Cahill Gordon & Reindel, counsel to the Underwriters, dated the Closing Date and addressed to the Underwriters, to the effect that:

                             (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia with the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                            (ii) the authorized capital stock of the Company is as set forth in the Registration Statement and the Prospectus;

                           (iii) other than as set forth in the Prospectus, to such counsel's knowledge there are no legal or governmental proceedings pending or threatened to which the Company or any of the Subsidiaries is or may be a party or to which any property of the Company or the Subsidiaries is or may be the subject which, if determined adversely to the Company or any such Subsidiary, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described or referred to in the Registration Statement or the Prospectus which are not filed, referred to or described as required;

                            (iv) the execution and delivery by the Company and Owens & Minor Medical, Inc. ("O&M Medical", and together with the Company, the "Virginia Companies") and the performance by the Virginia Companies of all of the provisions of their respective obligations under, this Agreement, the Indenture and the Securities (including the Guarantees) and the consummation by the Virginia Companies of the transactions herein and therein contemplated and as set forth under "Use of Proceeds and Refinancing" in the Prospectus (i) have been duly authorized by all necessary corporate action on the part of the Virginia Companies and (ii) do not and will not conflict with, or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon the properties or assets of either Virginia Company under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement or other agreement or instrument known to such counsel to which either of the Virginia Companies is a party or by which either of them may be bound or to which either of their respective assets or properties may be subject, except for any conflict, breach, violation or default that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect; the execution and delivery by the Company and each of the Guarantors of, and the performance by the Company and each of the Guarantors of all of the provisions of their respective obligations under, this Agreement, the Indenture and the Securities (including the Guarantees) and the consummation by the Company and each of the Guarantors of the transactions herein and therein contemplated and as set forth under "Use of Proceeds and Refinancing" in the Prospectus (i) do not and will not result in any violation of the Articles of Incorporation or the By-laws of the Company or any Subsidiary, (ii) do not and will not result in any right to terminate, or automatic termination of, commitments to purchase receivables under the Receivables Documents and (iii) do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default
                  (or an event which, with notice or lapse of time, or both, would constitute a default) under, (A) any applicable law or statute, rule or regulation (other than the securities or Blue Sky laws of the various states of the United States of America) or (B) any judgment, order or decree of any government, governmental instrumentality, agency, body or court, domestic or foreign, known to such counsel having jurisdiction over the Company or any such Subsidiary or any of their respective properties or assets, except in each case (A) and (B) for any conflict, breach, violation or default that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect
                  (it being understood that the opinions set forth in subclauses (A) and (B) of this clause (iii) shall be limited to federal, Virginia and New York law);

                             (v) the Indenture has been duly executed and delivered by the Virginia Companies and qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery thereof by the Trustee, is a legal, valid and binding agreement of the Virginia Companies, enforceable against the Virginia Companies in accordance with its terms, except that the enforcement thereof may be subject to (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws now or hereafter in effect relating to creditors' rights generally and (2) principles of equity, whether considered at law or in equity, and the discretion of the court before which any proceeding therefor may be brought;

                            (vi) the Notes have been duly authorized by the Company and the Guarantees have been duly authorized by O&M Medical and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters, the Notes will constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms and (assuming the due authorization, execution and delivery thereof by each Guarantor other than O&M Medical and that the law of the state of incorporation of each Guarantor other than O&M Medical is the same as New York law) the Guarantees, when executed and delivered by the Guarantors in accordance with the terms of the Indenture, will constitute legal, valid and binding obligations of each Guarantor, in each case enforceable in accordance with their terms, except in each case that the enforcement thereof may be subject to (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws now or hereafter in effect relating to creditors' rights generally and (2) principles of equity, whether considered at law or in equity, and the discretion of the court before which any proceeding therefor may be brought;

                           (vii) the Credit Documents when executed and delivered by each of the Virginia Companies will constitute legal, valid and binding agreements of each of the Virginia Companies, enforceable against each of the Virginia Companies in accordance with their respective terms, except that (A) the enforcement thereof may be subject to (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) the enforceability of the indemnification provisions included in the Credit Documents may be limited by public policy; the Credit Documents are in effect on the terms described in the Prospectus; the description in the Prospectus of the Credit Documents is accurate and complete in all material respects; and the opinion rendered by such counsel set forth in this clause (vii) may be further subject to the following exceptions: (i) certain of the waivers contained in the Credit Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not render the other provisions of the Credit Documents invalid or unenforceable, (ii) such counsel need not express an opinion as to Section 10.02 of the Credit Documents insofar as it provides that any participant in the loans may exercise set-off or similar rights with respect to such participation, and (iii) such counsel may assume that, when exercising rights under any Credit Document, the agents and the banks will act in good faith;

                          (viii) the Receivables Documents constitute legal, valid and binding agreements of the Company and each of the Subsidiaries a party thereto, enforceable against the Company and each such Subsidiary in accordance with its terms, except that the enforcement thereof may be subject to (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws now or hereafter in effect relating to creditors' rights generally and (2) principles of equity, whether considered at law or in equity, and the discretion of the court before which any proceeding therefor may be brought; the Receivables Documents are in effect on the terms described in the Prospectus; and the description in the Prospectus of the Receivables Documents is accurate and complete in all material respects; provided, however, such counsel need not give an opinion as to the enforceability of (i) any indemnification or contribution provisions contained in the Receivables Documents, (ii) any waiver of statutory rights by the Company or any Subsidiary, including procedural laws governing jurisdiction, venue and service of process and waiver of the right to jury trial, (iii) any provision of the Receivables Documents to the effect that the failure to exercise or delay in exercising rights or remedies will not operate as a waiver of such rights or remedies or to the effect that the provisions thereof may only be waived in writing to the extent that an oral agreement modifying such provisions has been entered into, or (iv) any consent of the Company or any Subsidiary to jurisdiction of the courts of the State of New York or any other consent to jurisdiction;

                            (ix) the Securities (including the Guarantees) and the Indenture conform in all material respects to the descriptions thereof in the Prospectus;

                             (x) this Agreement has been duly authorized, executed and delivered by each of the Virginia Companies;

                            (xi) no authorization, approval, consent, order, registration, qualification or license of, or filing with, any government, governmental instrumentality, agency, body or court, domestic or foreign (other than as have been obtained under the Securities Act or the Trust Indenture Act or as may be required under the securities or Blue Sky laws of the various states of the United
                  States of America) is required under federal, Virginia or New York law for the valid authorization, issuance, sale and delivery of the Securities (including the Guarantees), or the performance by the Company and each of the Guarantors of all of their obligations under this Agreement, the Indenture and the Securities (including the Guarantees), or the consummation by the Company and each of the Guarantors of the transactions contemplated by this Agreement, the Indenture or the "Use of Proceeds and Refinancing" section of the Prospectus;

                           (xii) the Registration Statement has been declared effective under the Securities Act and no stop order suspending the effectiveness of the Registration
                  Statement or any post-effective amendment thereto has been issued and, to such counsel's knowledge, no proceeding for that purpose has been instituted or threatened by the Commission; the Indenture has been duly qualified under the Trust Indenture Act; any required filing of the Prospectus and any supplements thereto pursuant to Rule 424(b) has been made in a manner and within the time period required by Rule 424(b);

                          (xiii) each document incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements and other financial and statistical data included therein as to which such counsel need express no opinion) complied as to form in all material respects, when filed with the Commission, with the requirements of the Exchange Act;

                           (xiv)    the Registration Statement and the
                  Prospectus and any amendments and supplements thereto (except for the financial statements and other financial and statistical data included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act; and

                            (xv) nothing has come to such counsel's attention that leads it to believe that the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus as of its date and as of the Closing Date, as amended or supplemented, if applicable, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express an opinion or belief as to the financial statements and other financial and statistical data included therein or that part of the Registration Statement which constitutes the Statement of Eligibility on Form T-1 of the Trustee under the Trust Indenture Act or any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to any Registrant in writing by such Underwriter expressly for use in the Registration Statement);

                  (g) the Underwriters shall have received on the Closing Date a signed opinion of Drew St. J. Carneal, Esq., General Counsel to the Company, in form and substance satisfactory to Cahill Gordon & Reindel, counsel to the Underwriters, dated the Closing Date and addressed to the Underwriters, to the effect that:

                             (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia with the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                            (ii) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

                           (iii) each Subsidiary has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

                            (iv) the authorized capital stock of the Company is as set forth in the Registration Statement and the Prospectus;

                             (v) all the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, are directly or indirectly owned by the Company free and clear of any mortgage, pledge, security interest, lien, claim or other encumbrance;

                            (vi) other than as set forth in the Prospectus, there are no legal or governmental proceedings pending or, to such counsel's knowledge, threatened to which the Company or any of the Subsidiaries is or may be a party or to which any property of the Company or the Subsidiaries is or may be the subject which, if determined adversely to the Company or any such Subsidiary, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described or referred to in the Registration Statement or the Prospectus which are not filed, referred to or described as required;

                           (vii)    neither the Company nor any of the
                  Subsidiaries (A) is in violation of its Certificate of Incorporation or By-Laws or (B) is in breach or violation of any of the terms or provisions of, or with the giving of notice or lapse of time, or both, would be in default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Subsidiaries or any of their respective properties, except for violations and defaults which individually or in the aggregate would not have a Material Adverse Effect; and no event has occurred which gives rise to the right to terminate, or results in the automatic termination of, the commitments to purchase receivables under the Receivables Documents;

                          (viii) the execution and delivery by each of National Medical Supply Corporation, Owens & Minor West, Inc., Koley's Medical Supply, Inc., Lyons Physician Supply Company,
                  A. Kuhlman & Company, and Stuart Medical, Inc. (collectively the "Non-Virginia Guarantors") of, and the performance by each of the Non-Virginia Guarantors of all of the provisions of their respective obligations under, this Agreement, the Indenture and the Securities (including the Guarantees) and the consummation by each of the Non-Virginia Guarantors of the transactions herein and therein contemplated and as set forth under "Use of Proceeds and Refinancing" in the Prospectus (i) have been duly authorized by all necessary corporate action on the part of each of the Non-Virginia Guarantors, (ii) do not and will not result in any violation of the Articles of Incorporation or the By-laws of any Non-Virginia Guarantor,
                  (iii) do not and will not result in any right to terminate, or automatic termination of, commitments to purchase receivables under the Receivables Documents and (iv) do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of any Non-Virginia
                  Guarantor under, (A) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement or other agreement or instrument known to such counsel to which any such Non-Virginia Guarantor is a party or by which any of them may be bound or to which any of their respective properties or assets may be subject, except for any conflict, breach, violation or default that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect,
                  (B) any applicable law or statute, rule or regulation
                  (other than the securities or Blue Sky laws of the various states of the United States of America) or
                  (C) any judgment, order or decree of any government, governmental instrumentality, agency, body or court, domestic or foreign, known to such counsel having jurisdiction over any such Non-Virginia Guarantor or any of their respective properties or assets, except in each case (B) and (C) for any conflict, breach, violation or default that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect
                  (it being understood that the opinions set forth in subclauses (B) and (C) of this clause (iii) shall be limited to federal and Virginia law);

                            (ix) the Indenture has been duly executed and delivered by each of the Non-Virginia Guarantors and, assuming due authorization, execution and delivery thereof by the Trustee, is a legal, valid and binding agreement of each of the Non-Virginia Guarantors, enforceable against each of the Non-Virginia Guarantors in accordance with its terms, except that the enforcement thereof may be subject to
                  (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws now or hereafter in effect relating to creditors' rights generally and (2) principles of equity, whether considered at law or in equity, and the discretion of the court before which any proceeding therefor may be brought;

                             (x) the Guarantees have been duly authorized by each of the Non-Virginia Guarantors and, when the Notes are executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters, the Guarantees, when executed and delivered by the Non-Virginia Guarantors in accordance with the terms of the Indenture, will constitute legal, valid and binding obligations of each Non-Virginia
                  Guarantor, in each case enforceable in accordance with their terms, except that the enforcement thereof may be subject to (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws now or hereafter in effect relating to creditors' rights generally and (2) principles of equity, whether considered at law or in equity, and the discretion of the court before which any proceeding therefor may be brought;

                            (xi) the Credit Documents when executed and delivered by each of the Non-Virginia Guarantors will constitute legal, valid and binding agreements of each of the Non-Virginia Guarantors, enforceable against each such Non-Virginia Guarantor in accordance with their respective terms, except that (A) the enforcement thereof may be subject to (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws now or hereafter in effect relating to creditors' rights generally and (2) principles of equity, whether considered at law or in equity, and the discretion of the court before which any proceeding therefor may be brought and (B) the enforceability of the indemnification provisions included in the Credit Documents may be limited by public policy; the Credit Documents are in effect on the terms described in the Prospectus; and the opinion rendered by such counsel set forth in this clause (xi) may be further subject to the following exceptions: (i) certain of the waivers contained in the Credit Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not render the other provisions of the Credit Documents invalid or unenforceable, (ii) such counsel need not express an opinion as to Section 10.02 of the Credit Documents insofar as it provides that any participant in the loans may exercise set-off or similar rights with respect to such participation, and (iii) such counsel may assume that, when exercising rights under any Credit Document, the agents and the banks will act in good faith;

                           (xii) this Agreement has been duly authorized, executed and delivered by the Non-Virginia Guarantors;

                          (xiii) no authorization, approval, consent, order, registration, qualification or license of, or filing with, any government, governmental instrumentality, agency, body or court, domestic or foreign (other than as have been obtained under the Securities Act or the Trust Indenture Act or as may be required under the securities or Blue Sky laws of the various states of the United States of America) is required under federal or Virginia law for the valid authorization, issuance, sale and delivery of the Guarantees, or the performance by each of the Non-Virginia Guarantors of all of their obligations under this Agreement, the Indenture and the Guarantees, or the consummation by each of the Non-Virginia Guarantors of the transactions contemplated by this Agreement, the Indenture or the "Use of Proceeds and Refinancing" section of the Prospectus; and

                           (xiv) nothing has come to such counsel's attention that leads it to believe that the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of its date and as of the Closing Date, as amended or supplemented, if applicable, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express an opinion or belief as to the financial statements and other financial and statistical data included therein or that part of the Registration Statement which constitutes the Statement of Eligibility on Form T-1 of the Trustee under the Trust Indenture Act or any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to any Registrant in writing by such Underwriter expressly for use in the Registration Statement);

                  (h) on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment, if any, to the Registration Statement and also on the Closing Date, KPMG Peat Marwick LLP shall have furnished to the Underwriters letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants'
         "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration
         Statement and the Prospectus;

                  (i) the Underwriters shall have received on and as of the Closing Date an opinion dated the Closing Date of Cahill Gordon & Reindel, counsel to the Underwriters, addressed to the Underwriters and in form and substance satisfactory to the Underwriters with respect to the validity of the Securities, the Indenture, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (j) on or prior to the Closing Date the Company shall have furnished to the Underwriters such further certificates and documents as the Underwriters or their counsel, Cahill Gordon & Reindel, shall reasonably request;

                  (k) on the Closing Date the Credit Documents shall be in full force and effect on the terms described in the Prospectus and no breach or violation of any of the terms or provisions thereof, or default (or an event which, with notice or lapse of time, or both, would constitute a default) thereunder shall exist; and

                  (l) on the Closing Date the Receivables Documents shall be in full force and effect on the terms described in the Prospectus and no breach or violation of any of the terms or provisions thereof, or default (or an event which, with notice or lapse of time, or both, would constitute a default) thereunder shall exist nor shall any event have occurred or condition exist which gives rise to the right to terminate, or the automatic termination of, commitments to purchase receivables under the Receivables Documents;

                  In rendering the opinions referred to in the foregoing clauses
(f) and (g), Hunton & Williams and Drew St. J. Carneal may rely as to matters of fact, to the extent each deems proper, on certificates of responsible officers of the Company, the Subsidiaries and public officials and, as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Virginia, the State of New York (with respect to Hunton & Williams only), the corporate laws of the State of Delaware, and the federal laws of the United States, to the extent such counsel deems proper and specifies in such opinion and to the extent such opinion is satisfactory in form and scope to counsel for the Underwriters, upon the opinion of other counsel qualified in such jurisdictions who they believe are reliable and who are satisfactory to counsel for the Underwriters. Copies of any such opinion shall be delivered to the Underwriters and counsel for the Underwriters. With respect to matters covered in the second clause of paragraph (iii) and paragraphs (xiv) and (xv) of clause (f) and the second clause of paragraph (vi) and paragraph (xiv) of clause
(g), Hunton & Williams and Drew St. J. Carneal, respectively, may state that their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto (other than documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein) but is without independent check or verification, except as provided.

                  7. The Registrants, jointly and severally, agree to indemnify and hold harmless each Underwriter, its officers and directors, and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to any Registrant in writing by such Underwriter expressly for use therein; provided, however, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Notes if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus and is eliminated or remedied in the Prospectus and the Company has provided such Prospectus in accordance with paragraph 5(b) hereof (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and if it shall be established in the related action or proceeding that a copy of the Prospectus, if required by law (as so amended or supplemented, but exclusive of any documents incorporated therein by reference), shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person, except to the extent that such Prospectus contains any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related action or proceeding. For purposes of the proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any preliminary prospectus or the Prospectus to any person.

                  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Registrants, each of their directors, each of their officers who signed the Registration
Statement and each person who controls any of the Registrants within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Registrants to each Underwriter, but only with reference to information relating to such Underwriter furnished to any Registrant in writing by such Underwriter expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. For purposes of this Section 7 and paragraphs (a) and (b) of Section 4 hereof, the only written information furnished by the Underwriters to any Registrant expressly for use in the Registration Statement and the Prospectus is the information in the last paragraph on the cover page of the Prospectus, and the first paragraph under the table in the "Underwriting" section of the Prospectus.

                  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for any of the Registrants, each director of the Registrants, each officer of the Registrants who signed the Registration Statement and such control persons of the Registrants shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional written release, in form and substance reasonably satisfactory to the Indemnified Person, of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

                  If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Registrants on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Registrants on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Registrants on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts and the commissions actually received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of the Registrants on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Registrants or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Registrants and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstand-ing the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission.
No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Securities set forth opposite their names in Schedule I hereto, and not joint.

                  The indemnity and contribution agreements contained in this Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

                  The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Registrants as set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of any Registrant, officer or director of any Registrant or any other person controlling any Registrant and (iii) acceptance of and payment for any of the Securities.

                  8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Underwriters, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing
Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the Nasdaq National
Market, (ii) trading of any securities of or guaranteed by any of the Registrants shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either
Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriters, is material and adverse and which, in the judgment of the Underwriters, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

                  9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase the aggregate principal amount of Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Underwriters shall be obligated severally, in the proportions that the aggregate principal amount of Securities set forth opposite their respective names in
Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Underwriters may specify, to purchase the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided, however, that in no event shall the aggregate principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such aggregate principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase the aggregate principal amount of Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Underwriters and the Company for the purchase of such aggregate principal amount of Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Underwriters or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  10. If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of any of the Registrants to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Registrant shall be unable to perform its obligations under this Agreement or if any condition set forth in Section 6 is not satisfied, the Registrants agree jointly and severally to reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

                  11. Any action by the Underwriters hereunder may be taken by the Underwriters jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or telecopied. Notices to the Underwriters shall be given to the Underwriters, c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (facsimile number (212) 648-5705); Attention: Syndicate Department. Notices to any Registrant shall be given to the Company at 4800 Cox Road, Glen Allen, VA 23060 (facsimile number (804) 965-1907); Attention: Senior Vice President, Corporate Counsel.

                  12. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Registrants and any controlling person referred to herein and their respective successors, heirs and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Registrants and their respective successors, heirs and legal representatives and the controlling persons and officers and directors referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

                  13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

                  14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING
EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.







                  If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                                                   Very truly yours,

                                                   OWENS & MINOR, INC.


                                                   By:
                                                        Name:
                                                        Title:


                                                   OWENS & MINOR MEDICAL, INC.


                                                   By:
                                                        Name:
                                                        Title:


                                                   NATIONAL MEDICAL SUPPLY
                                                     CORPORATION


                                                   By:
                                                        Name:
                                                        Title:


                                                   OWENS & MINOR WEST, INC.


                                                   By:
                                                        Name:
                                                        Title:


                                                   KOLEY'S MEDICAL SUPPLY, INC.


                                                   By:
                                                        Name:
                                                        Title:





                                                    LYONS PHYSICIAN SUPPLY
                                                     COMPANY


                                                   By:
                                                        Name:
                                                        Title:


                                                   A. KUHLMAN & COMPANY


                                                   By:
                                                        Name:
                                                        Title:


                                                   STUART MEDICAL, INC.


                                                   By:
                                                        Name:
                                                        Title:


Accepted:  __________, 1996

J.P. MORGAN SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
NATIONSBANC CAPITAL MARKETS, INC.
WHEAT FIRST BUTCHER SINGER


By:  J.P. MORGAN SECURITIES INC.


By:
   Name:
   Title:



                                                                  SCHEDULE I


                                                                       Principal Amounts
                                                                       of Securities
Underwriter                                                            to be Purchased
-----------                                                            ------------------

J.P. Morgan Securities Inc. .......................................     $
Donaldson, Lufkin & Jenrette
  Securities Corporation ..........................................
NationsBanc Capital Markets, Inc. .................................
Wheat First Butcher Singer ........................................     ____________

                    Total..........................................     $150,000,000